TWELFTH AMENDMENT TO GRID NOTE
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         THIS TWELFTH AMENDMENT TO GRID NOTE is made on November 12, 2003, and effective as of November 30, 2003, by and between ALEXANDER & BALDWIN, INC., a Hawaii corporation, hereinafter called the "Maker", and FIRST HAWAIIAN BANK, a Hawaii corporation, hereinafter called the "Bank";

                                    WITNESSETH THAT;
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         WHEREAS, the Bank extended to the Maker that certain uncommitted line of credit facility in the principal amount not to exceed FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00) which line of credit is evidenced by that certain Grid Note (the "Note") dated December 30, 1993, with a final maturity of said Note being November 30, 1994; and

         WHEREAS, the Maker and the Bank subsequently entered into that certain Amendment to Grid Note dated August 31, 1994, whereby the Note was increased to SIXTY-FIVE MILLION AND NO/100 DOLLARS ($65,000,000.00), Section 4 of the Note, "Limitation" was deleted in its entirety and replaced, and the Note was extended
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to November 30, 1995; and

         WHEREAS, the Maker and the Bank subsequently entered into that certain Second Amendment to Grid Note dated March 29, 1995, whereby the Note was decreased to FORTY-FIVE MILLION AND NO/100 DOLLARS ($45,000,000.00), and Section 4 of the Note, entitled "Limitation" was deleted in its entirety and replaced,
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and

         WHEREAS, the Maker and the Bank subsequently entered into that certain Third Amendment to Grid Note dated November 17, 1995, that certain Fourth Amendment to Grid Note dated November 25, 1996, that certain Fifth Amendment to Grid Note dated November 28, 1997, and that certain Sixth Amendment to Grid Note dated November 30, 1998, all to extend the Maturity Date of the Note, the latest of which extended such Maturity Date to November 30, 1999; and

         WHEREAS, the Maker and the Bank subsequently entered into that certain Seventh Amendment to Grid Note dated November 23, 1999, whereby the Note was extended to November 30, 2000, and with the merger of A&B-Hawaii, Inc. into Alexander & Baldwin, Inc., with Alexander & Baldwin, Inc. being the surviving corporation, the obligations of A&B-Hawaii, Inc. under the Note were terminated, with all references in the Note to the Maker deemed to be references to Alexander & Baldwin, Inc.; and

         WHEREAS, the Maker and the Bank subsequently entered into that certain Eighth Amendment to Grid Note dated May 3, 2000, whereby the Note was increased to SEVENTY MILLION AND NO/100 DOLLARS ($70,000,000.00), and Section 4 of the Note, "Limitation" was deleted in its entirety and replaced; and
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         WHEREAS, the Maker and the Bank subsequently entered into that certain
Ninth Amendment to Grid Note dated November 30, 2000, that certain Tenth Amendment to Grid Note dated November 30, 2001, and that certain Eleventh Amendment to Grid Note dated November 21, 2002, the latest of which extended the Maturity Date of the Note to November 30, 2003, and amended Section 4 of the Note, entitled "Limitation," which was deleted and replaced in its entirety; and
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         WHEREAS, the Maker and the Bank desire to further amend the Note as hereinafter provided;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Maker and the Bank agree as follows:

         1. The Maturity Date of the Note, as previously amended, shall be and hereby is further amended to provide that all unpaid principal and accrued but unpaid interest shall be due and payable on November 30, 2004, unless sooner due as otherwise provided in the Note.

         2. In all other respects, the Note, as herein amended, shall remain unmodified and in full force and effect, and the Maker hereby reaffirms all of its obligations under the Note, as previously amended, and as amended hereby. Without limiting the generality of the foregoing, the Maker hereby expressly acknowledges and agrees that, as of the date of this TWELFTH AMENDMENT TO GRID NOTE, the Maker has no offsets, claims or defenses whatsoever against the Bank or against any of the Maker's obligations under the Note, as previously amended, and as amended hereby, and that if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released.

         IN WITNESS WHEREOF, this Twelfth Amendment to Grid Note is executed by the undersigned parties on the date first above written.

FIRST HAWAIIAN BANK                           ALEXANDER & BALDWIN, INC.


By  /s/ Alan H. Arizumi                       By: /s/ Thomas A. Wellman
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   Its:  Vice President                           Its:  Controller & Assistant
                                                        Treasurer

                    "Bank"
                                               By: /s/ John B. Kelley
                                                   -----------------------

                                                   Its:  Vice President

                                                                       "Maker"